EXHIBIT 24.1

                                POWER OF ATTORNEY



                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that the undersigned, Sarah Sokol Yeterian, Robert Alexander Sokol, Jacob Matthew Sokol, Heidi Michelle Sokol and June M. Sokol (the "Grantors") have made, constituted and appointed, and by these presents do make, constitute and appoint Dennis A. Sokol, with full power of substitution, their true and lawful attorney, for them and in their name, place and stead to execute, acknowledge, deliver and file a Schedule 13D required by
Section 13 of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, respecting securities of The Lehigh Group Inc.* beneficially owned by the Grantors.

The validity of this Power of Attorney shall not be affected in any manner by reason of the execution, at any time, of other powers of attorney by the Grantors in favor of persons other than those named herein.

The Grantors agree and represent to those dealing with their attorney-in-fact herein, Dennis A. Sokol, that this Power of Attorney may be voluntarily revoked only by written notice to such attorney-in-fact, delivered by registered mail or certified mail, return receipt requested.

WITNESS THE EXECUTION HEREOF, October ____, 1997.

                                        /s/  Sarah Sokol Yeterian
                                             ----------------------------------
                                             Sarah Sokol Yeterian


                                        /s/  Robert Alexander Sokol
                                             ----------------------------------
                                             Robert Alexander Sokol


                                        /s/  Jacob Matthew Sokol
                                             ----------------------------------
                                             Jacob Matthew Sokol


                                        /s/  Heide Michelle Sokol
                                             ----------------------------------
                                             Heidi Michelle Sokol


                                        /s/  June M. Sokol
                                             ----------------------------------
                                             June M. Sokol




* The Lehigh Group Inc. changed its name to First Medical Group, Inc. on November 13, 1997 by filing a Certificate of Amendment to its Certificate of Incorporation on that date.